ING MUTUAL FUNDS

ING Asia Pacific Real Estate Fund

ING European Real Estate Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated November 26, 2010 to the Funds’

Class A, Class B, Class C, and Class I

Prospectus and Statement of Additional Information

each dated February 26, 2010

On November 18, 2010, the Board of Trustees of ING Mutual Funds approved a proposal to liquidate the Funds. The Funds will be closed to new investment on or about November 26, 2010. It is expected that the liquidations will take place on or about February 1, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE